UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2005

SHOPPING.COM LTD.

(Exact name of the Registrant as specified in its charter)

Israel

(State or other jurisdiction of incorporation)

0-50964	98-0436245
(Commission File Number)	(IRS Employer Identification No.)

1 Zoran Street, Netanya, 42504, Israel

(Address of principal executive offices, including zip code)

972-9-892-1000

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 30, 2005, the acquisition of Shopping.com Ltd. (“Shopping.com”) by eBay Inc. (“eBay”) pursuant to the Agreement of Merger, dated as of June 1, 2005, among eBay, Harbour Acquisiton Ltd., an Israel company under the control of eBay, and Shopping.com was completed and, in connection with such event, Shopping.com requested the voluntary delisting of its ordinary shares from the NASDAQ National Market, effective as of the close of business on August 29, 2005. Concurrently with the filing of this report, Shopping.com has filed a Form 15 with the Securities and Exchange Commission to terminate the registration of its ordinary shares under Section 12(g) of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2005	SHOPPING.COM LTD.

	By:	/s/ Lorrie M. Norrington
Lorrie M. Norrington
President and Chief Executive Officer